Investor Presentation January 2016 Exhibit 99.1

Factors affecting future performance & Non-GAAP Financials The statements in this presentation that relate to guidance, pro forma presentations, future plans, goals, business opportunities, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, failure to achieve expected benefits of acquisitions, failure to comply with Food and Drug Administration regulations, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange Commission. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures described in the Company’s Form 10-K for the year ended December 31, 2014 and subsequent filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Appendix to this presentation for more information. In this presentation, we present the non-GAAP financial measures of Adjusted Revenue, Adjusted EPS, Adjusted EBITDA , free cash flow and net debt . Please see “Use of Non-GAAP Financial Measures” and our third quarter 2015 earnings press release for the reasons we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures. The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation.

Leading Supplier of Advanced Technologies… …to Medical and Advanced Industrial markets Leading provider of laser, precision motion, and vision technologies Canadian company founded in 1968, with U.S. Headquarters in Bedford, MA ~$365M in annual revenue and +$60M in annual Adjusted EBITDA Serving global addressable market of ~$2 billion, growing 5-7% per year Approximately 1,350 employees for continuing operations Trade on NASDAQ (GSIG) A Leading Precision Technology Company

GSI We work with OEM's to improve patient outcomes…

GSI Technology in Medical OEM Applications

Visualization and integration technology that improves image quality, color gamut and integration in endoscopic surgery — ~$38M

Machine vision, RFID and scanning technology that enable the most accurate, high quality results in clinical analysis procedures — ~$25M

Scanners that control beam speed and accuracy during OCT retinal scans, enabling more clinically valuable scans — ~$22M

Data collection and chart recording technologies ensure accuracy and safety of patient monitoring systems — ~$20M

Precision motion technologies that enable more accurate control of arms in robotic surgery systems, while also enhancing safety — ~$8M

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…with the best available enabling technologies for medical equipment

Precision Photonics and Motion sub-systems… …to medical and advanced industrial OEMs Business Model Highly engineered and (semi) customized solutions to OEM’s Mid to long design-in cycles Medium volume (1000’s) asset-light assembly operations Leverage cross-selling to OEM’s in target applications Operations Excellence/Continuous improvement based on lean Value Chain Focus Business Model Target Applications Industrial equipment using advanced technology Medical Equipment Hardware components and subsystems Selective offerings with software, connectivity & controls Core Technology Photonics (lasers, laser beam delivery, optics, machine vision, image recognition and visualization) Precision motion Components Sub-Systems Software & Controls Systems

Medical End-Market sales are approaching ½ of GSI… …through a breadth of products and solutions Medical GSI Profile – Pro Forma Advanced Industrial Product Groups End Market Mix * Data presented is pro-forma 2015 adjusting for all acquisitions and divestitures 55% 45% 35% 47% 18% Laser Products Vision Technologies Precision Motion

Strong global presence & significant reach… …strategically aligned to more than 3,000 OEM customers Silicon Valley, CA Major R&D Site Major Manufacturing Site Poole, UK Suzhou, China Seattle, WA Syracuse, NY Boston, MA 42% The Americas 31% EMEA 27% Asia Major Sales & Service Site Munich, Germany Shenzhen, China Tokyo, Japan Beijing, China

GSI Sales into Advanced Industrial…

GSI Roots in Advanced Industrial Markets


Enabling Technologies
Major Applications
Laser Scanheads
Galvonometers
CO2 Lasers
Machine Vision
Precision Motors
Optical Encoders
RFID Modules
Spectroradiometers
Ultrafast Polygon Scanners
Air Bearing Spindles
2D Colorimeters
Advanced Applications
Precision Technologies
OEM Design-in Expertise
Robust Quality System
Laser Marking
Laser Cutting
Laser Welding
Robotics
3D Printing
Measurement
Wire Bonding
Via Hole Drilling
LCD Testing
$1 billion market
5% to 7% CAGR

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…focused on high performing applications and secular growth

An impressive array of enabling technologies… …that drive efficacy, workflow productivity, & safety in medical equipment GSI Medical Business Bar Code Scanning RFID Machine Vision Surgical Displays Wireless Networking Optical Encoders Thermal Printers Software Informatics Laser Scanning Enabling Technologies Major Applications Blood Analysis Robotic Surgery Minimally Invasive Surgery Endo/GI Glucose Monitoring Drug Delivery Patient Monitoring Life Sciences Laser Surgery Retinal Diagnostics Precision Technologies Key Account Sales Force Medical Quality System OEM Design-in Expertise Precision Motors High Speed Polygon Scanners

GSI We serve a ~$ 1 billion medical market…

GSI Medical Markets

Market Size: $1B
CAGR: *5-7%*






Segments	Ophthalmology	Critical Care	Lab Equipment	Surgical Treatment
Key Applications	OCT Cataract Surgery LASIK Surgery	Patient Monitoring EKG Defibrillation	IVD Life Sciences Analytical	Endoscopy Robotic Surgery Surgical Tools
GSI Solutions	Laser Scanning Visualization Precision Motion	Auto ID / RFID Precision Motion Machine Vision	Machine Vision Precision Motion Laser Scanning	Visualization Precision Motion Machine Vision
Our Position	#1	#1	#1 or 2	#1 or 2
Growth Drivers	Aging population Laser technology penetration	New product expansion Market growth	Technology penetration of precision motion and machine vision	Robotic surgery Connected OR Machine vision

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…with a broad array of capabilities

We are driving penetration and increased content… …of our products in critical care applications Robotic Surgery Minimally Invasive Surgery Drug Delivery Patient Monitoring Laser Surgery Retinal Diagnostics Surgical Operating Room Our Technologies RFID Bar Code Scanning Machine Vision WiFi Surgical Displays Optical Encoders Laser Scanners Thermal Printers Informatics Precision Motors CO2 Lasers Software

GSI is well position as a major enabler… Improved Healthcare Productivity Improve patient outcomes Real time patient data Remote consultation Less anesthesia time Improved visualization for HCPs – any image to any screen at any time Higher OR productivity Shorter procedure time Faster setup & turn-over Increased clinical flexibility for OR usage Less overtime …in the integrated Operating Room ecosystem Typical OR cost $3.6-4.4k per hour ($60-73 per minute); majority of costs are fixed < 2 hours in productivity saving per week guaranties 1 year payback for hospital iOR investment Integrated OR Opportunity Manage increased number of procedures with same labor, equipment and hospital infrastructure

GSI Our position allows us to unite the Endo imaging chain…

Endoscopic Imaging Chain

Cameras (connectivity)
- ZeroWire® Wireless
- Video Over- (Ethernet, IP)
- Digital video (DVI, SDI, HDMI)

Video Processing
- 2D, 3D & 4K UHD
- Proprietary color calibration
- Correction of optical distortions
- Scaling
- Converting

Video Capture
- 2D, 3D & 4K UHD
- Multi-channel
- Patient documentation capabilities
- Data archiving

Connectivity
- ZeroWire Wireless
- In-OR & X-OR integration
- 2D, 3D & 4K UHD streaming
- Video Over- (Ethernet, IP)

Visualization
- 3D & 4K UHD
- Ultra-wide gamut
- Proprietary color calibration
- Hybrid OR DICOM calibration

Clinical and technical expertise that adds value to differentiated roadmaps for OEM's
While our independence allows us to standardize video processing & connectivity











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…with OR workflow solutions based on hardware, software and connectivity

Our technologies drive… …medical workflow productivity & error reductions Market leader in machine vision for the medical market Workflow productivity and effort reduction solutions Market leader in Barcoding, RFID for the medical market Reducing medication errors and harm via the “five rights”: the right patient, the right drug, the right dose, the right route, and the right time. Market leader in ultra precision motors and actuators in the medical market Reduces errors, while increasing precision testing Market leader in ultra precision optical encoder position detectors Enables precision motion control at submicron accuracy Market leader in highest speed and accurate laser positioning Enables faster processing of samples Driving Content “in the box” Clinical Analyzers Pharmacy Management Medical Management Diagnostic Equipment Surgical Instrumentation Patient Monitoring RFID & Barcoding Readers Position Measurement Motors & Actuators Precision Laser Control Smart Cameras “Machine Vision” Clinical Analyzers

We have a strong presence in eye care… …with a leading position in retinal OCT scanning Beam Delivery for Retinal OCT Scanning Servo controlled optical steering of the scan beam Serving major OEM’s across the application Fastest available 1D and 3D scanning speeds Improved in-field serviceability Designed into OEM next generation platforms

Our vision targets consistent profitable growth… …and recognized leadership in our space 2020 Strategic Vision “Building a Leading Precision Technology Company through Innovation at the Intersection of Photonics & Motion” Breakthrough Scale Double in size to $750 million in revenue Deliver 20% EBITDA margins Superior Profitability Substantial Value Creation Attain $1 Billion market capitalization Consistent Growth Realize 50% of revenue from medical applications Market Leadership “Top 3” share position (technologies & applications) Globalization Reputation for Excellence Support customers with global capabilities Widely recognized as a world class operating company

We are working across GSI… …to deepen our relationship with Medical OEM’s * Data presented is pro-forma 2015 adjusting for all acquisitions and divestitures Medical Cross Selling Initiative Approach Team selling within OEM accounts Cross training on product offerings Communication forums for sales teams Sharing insights into customer roadmaps and product requirements Holding “Tech Days” at major OEM’s Broadening relationships with customer decision makers and influencers Joint presence at medical trade shows Opportunities identified, tracked monthly and included in sales incentive plans 14 new potential projects added to revenue funnel 6 more opportunities being qualified Several million of annualized revenue potential identified – more in process First revenue impact late 2015 Impact

Our commitment to Continuous Improvement… …gives us the confidence we can be successful Productivity Programs Strategic Sourcing Lean Conversion Cost Base: ~$150M (material spend) Spend Analytics Tool in place Savings programs and goals defined by site and commodity Focused on standardizing contract terms 2015 savings potential = $4 million+ Cost Base: ~$60M (labor, mfg. overhead, other) At least one major Kaizen event per month Focus on improved on-time delivery, yields and reduced cost of poor quality Savings programs and goals defined by site 2015 savings potential = $2 million+

The Company’s transformation has been notable… …and we believe our future is even brighter $225M Adjusted Revenue +$365M ~15% CAGR *Adjusted Revenue is a non-GAAP measure. The reconciliation to our most comparable GAAP numbers is provided in the appendix. Mid-Single Digit Growth

Demonstrating strong profitable growth… …despite significant investments involved in transforming the company * Data presented is pro-forma 2015 adjusting for all acquisitions and divestitures $42M Adjusted EBITDA $51M $60M-$61M *Adjusted EBITDA & Adjusted E.P.S. are a non-GAAP measures. The reconciliation to our most comparable GAAP numbers is provided in the appendix. ** 2015 Outlook reflects guidance provided on November 4, 2015 $56M Adjusted E.P.S. $0.45 $0.62 $0.81 $0.82-$0.86 ~13% CAGR +20% CAGR

About GSI Group… * Data presented is pro-forma 2015 adjusting for all acquisitions and divestitures GSI Group Inc. designs, develops, manufactures and sells precision photonics and motion control components and subsystems to Original Equipment Manufacturers (“OEM”) in the medical equipment and advanced industrial technology markets. The Company’s highly engineered enabling technologies include laser sources, laser scanning and beam delivery products, optical data collection and machine vision technologies, medical visualization and informatics solutions, and precision motion control products. It specializes in collaborating with OEM customers to adapt its component and subsystem technologies to deliver highly differentiated performance in their customers’ applications. GSI Group Inc.’s common shares are quoted on NASDAQ under the ticker symbol “GSIG”.

Appendix

Non-GAAP Adjusted Revenue Reconciliation Twelve Months Ended December 31, 2012   December 31, 2013 December 31, 2014   (in thousands of dollars) Revenue (GAAP) $ 243,796 $ 316,910 $ 364,706 JK Lasers divestiture (19,200) (19,051) (22,425) Acquisition fair value adjustments — 275 220 Adjusted Revenue (Non-GAAP) $ 224,596 $ 298,134 $ 342,501

Non-GAAP Adjusted EBITDA Reconciliation Twelve Months Ended December 31, 2012   December 31, 2013 December 31, 2014   (in thousands of dollars) Income (loss) from continuing operations (GAAP) $ 20,262 $ 19,446 $ (16,806) Depreciation and amortization 12,458 19,570 23,797 Share-based compensation 4,534 5,442 4,329 Impairment of goodwill and intangible assets — — 41,442 Restructuring, acquisition and other costs 4,369 5,387 3,091 Acquisition fair value adjustments — 965 596 Net income attributable to noncontrolling interest  (40) (22) (10)       Adjusted EBITDA (Non-GAAP) $ 41,583 $ 50,788 $ 56,439

Non-GAAP Adjusted EPS Reconciliation Twelve Months Ended   December 31, 2012* December 31, 2013 December 31, 2014 Diluted EPS from Continuing Operations (GAAP) $ 0.66 $ 0.29 $ (0.49) Non-GAAP Adjustments: Amortization of intangible assets 0.10 0.24 0.34 Restructuring, divestiture and other costs 0.15 0.07 0.03 Acquisition related costs 0.01 0.03 0.03 Acquisition fair value adjustments — 0.02 0.01 Impairment of goodwill and intangible assets — — 0.91 Non-recurring income tax expenses (benefits) (0.47) (0.03) (0.02) Adjusted EPS (Non-GAAP) $ 0.45 $ 0.62 $ 0.81 *Adjusted EPS for 2012 was not updated for the Scientific Lasers sale. Management determined that revising the Adjusted EPS figures would not have resulted in a material change.

Use of Non-GAAP Financial Measures The non-GAAP financial measures used in this presentation are non-GAAP Adjusted Revenue, Adjusted EBITDA, and Adjusted EPS from Continuing Operations. The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, are often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period. Adjusted Revenue excludes the JK Lasers business to only show the results of ongoing operations of the Company as the JK Lasers business was sold in April 2015. We excluded JK Lasers sales from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe make comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, we include estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. The Company defines Adjusted EBITDA as income (loss) from continuing operations before deducting depreciation, amortization, non-cash share-based compensation, restructuring, acquisition, divestiture and other costs, and acquisition fair value adjustments. The Company’s Adjusted EBITDA is used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees. Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis. Adjusted EPS from Continuing Operations excludes amortization of acquired intangible assets and revenue fair value adjustments related to business acquisitions, restructuring, acquisition, divestiture, and other costs, impairment of goodwill and intangible assets, significant non-recurring income tax expenses (benefits) related to releases of valuation allowance, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this document.